Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

10. Commitments and Contingencies

Leases
The Company leases office space under an operating lease agreement related to the Company’s main headquarters located in New York City, which lease expires in February 2022. Future minimum lease payments under the terms of the Company’s noncancelable operating lease agreements are as follows:

Year Ending December 31,	Lease Payments
2015	$827,000
2016	809,000
2017	880,000
2018	906,000
2019	989,000
Thereafter	2,248,000
Total future noncancelable minimum lease payments	$6,659,000

The lease for our corporate headquarters requires the Company to pay additional rents by way of increases in the base taxes and other costs on the property. Total rent expense was $753,000 and $708,000 for the years ended December 31, 2014 and 2013, respectively. In addition, the Company recorded $121,000 of sublease income during the year ended December 31, 2014.
Employment Agreements
The Company has contracts with certain executives and key employees. The future minimum payments under these contracts are:

Year Ending December 31,	Employment Contract Payments
2015	$4,210,000
2016	3,950,000
Thereafter	3,242,000
Total future minimum employment contract payments	$11,402,000

In addition to the employment contract payments stated above, the Company’s employment contracts with certain executives and key employees contain performance based bonus provisions. These provisions include bonuses based on the Company achieving revenues in excess of established targets and/or on operating results.
Certain of the employment agreements contain severance and/or change in control provisions. Aggregate potential severance compensation amounted to approximately $10.0 million at December 31, 2014.